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                                                                EXHIBIT 10.107.1



                        FIRST AMENDMENT TO AGREEMENT AND
                                 PLAN OF MERGER


     This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (the "Amendment"), is dated as of June 27, 1996, by and among Devon W. Paxson ("Devon"), Todd L. Paxson ("Todd" and together with Devon, individually, a "Stockholder" and collectively, the "Stockholders"), Pax Jax, Inc., a Florida corporation (the "PCC Subsidiary"), Paxson Communications Corporation, a Delaware corporation ("PCC"), and Todd Communications, Inc., a Florida corporation (the "Company").

                                    RECITALS

     A. The parties hereto are parties to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 12, 1996, which provides for the merger of the Company with and into the PCC Subsidiary with the PCC Subsidiary being the surviving corporation. As part of such merger, all of the issued and outstanding shares of Common Stock, par value $1.00 per share, of the Company will be converted into the right to receive Class A Common Stock, par value $.001 per share, of PCC.

     B. The parties hereto desire to amend the Merger Agreement.

                                   AGREEMENTS

     In consideration of the above recitals and of the mutual agreements and covenants contained in this Amendment and in the Merger Agreement, the parties hereto, intending to be bound legally, agree as follows:

     1. Amendment. Section 1.7(c) of the Merger Agreement is hereby amended in its entirety to read as follows:

                 "(c) PCC Shares.  The shares of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive an aggregate number of shares of the Class A Common Stock, par value $.001 per share, of PCC (the "PCC Shares") equal to (i) $5,000,000, minus the principal amount outstanding of all indebtedness of the Company as of the Effective Time together with any unpaid interest or other unpaid charges accrued on such indebtedness on or before the Effective Time, divided by (ii) $11. The PCC Shares shall be apportioned between the Stockholders pro rata in accordance with their respective ownership interest in the Company immediately prior to the Effective Time. As of the Effective Time, all shares of Company Common Stock



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            shall be no longer outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such share of Company Common Stock shall cease to have any rights with respect thereto except the right to receive the PCC Shares in the amount set forth herein.

     2. Governing Law. This Amendment shall be governed, construed and enforced in accordance with the laws of the State of Florida (without regard to the choice of law provisions thereof).

     3. Counterparts. This Amendment may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

     4. Effect of Amendment. Except as expressly modified hereby, the provisions of the Merger Agreement shall remain unchanged and shall remain in full force and effect.

     5. Reference to Merger Agreement. It shall not be necessary to refer to this Amendment in any reference to the Merger Agreement. Any reference to the Merger Agreement shall be a reference to the Merger Agreement as amended hereby.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                   PAX JAX, INC.



                                   By: /s/ Lowell W. Paxson
                                       -----------------------------------
                                        Name:  Lowell W. Paxson
                                        Title: Chairman


                                   /s/ Todd L. Paxson
                                   ---------------------------------------
                                   Todd L. Paxson

                                   /s/ Devon W. Paxson
                                   --------------------------------------
                                   Devon W. Paxson


                                   PAXSON COMMUNICATIONS CORPORATION



                                   By: /s/ Lowell W. Paxson
                                       ----------------------------------
                                        Name:  Lowell W. Paxson
                                        Title: Chairman



                                   TODD COMMUNICATIONS, INC.



                                   By: /s/ Devon W. Paxson
                                       ----------------------------------
                                        Name:  Devon W. Paxson
                                        Title: President